COMPX INTERNATIONAL INC.


                             AMENDMENT NO. 2 TO THE
                                CREDIT AGREEMENT

                          Dated as of December 20, 2001


                             BANKERS TRUST COMPANY,
                                    As Agent

                                       And

                          VARIOUS LENDING INSTITUTIONS



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                               AMENDMENT NO. 2 TO
                                CREDIT AGREEMENT

     This Amendment No. 2 to Credit Agreement (this "Agreement") is entered into as of December 20, 2001, by and among COMPX INTERNATIONAL INC., a Delaware corporation (the "Company"), each of the several financial institutions signatory hereto (collectively, the "Majority Lenders") and Bankers Trust Company, a New York banking corporation, individually and as agent (the "Agent") for the benefit of the Lenders under the Credit Agreement hereinafter referred to.

                                    RECITALS

     A. The Company, the Agent and the financial institutions from time to time party thereto are parties to that certain Credit Agreement dated as of February 26, 1998 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them by the Credit Agreement, as amended hereby.

     B. The Borrowers, the Agent and the Majority Lenders have agreed to amend the Credit Agreement on terms and conditions herein set forth subject to the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

     1.   Amendments to Credit Agreement.

          (a) Section 1.1 of the Credit Agreement is amended by inserting the following new defined term in alphabetical order therein:

     "Maastricht Sale and Leaseback Transaction" means the sale by Thomas Regout International B.V. ("TRI") of the operating plant and plant site in Maastricht, the Netherlands to the municipality of Maastricht for approximately NLG 25 million, the concurrent leaseback of such plant and plant site by TRI for approximately two years and the related obligation of TRI to purchase an alternative plant site from the municipality of Maastricht in 2002 or thereafter for approximately NLG 4.4 million.

          (b) Section 1.1 of the Credit Agreement is further amended by inserting a semicolon in place of the period at the end of the clause (x) of the definition of "Indebtedness" contained therein and inserting the following proviso at the conclusion of the definition of "Indebtedness"

     provided, that notwithstanding the foregoing, the obligation of TRI to purchase an alternate plant site as provided in the definition of Maastricht Sale and Leaseback Transaction shall not be deemed to be Indebtedness.

          (c) Section 4.3(c) of the Credit Agreement is amended by inserting the parenthetical clause "(other than the Maastricht Sale and Leaseback Transaction)" immediately following the words "Asset Disposition" in such Section.

          (d) Section 8.10 of the Credit Agreement is amended by inserting the phrase "other than pursuant to the Maastricht Sale and Leaseback Transaction" at the conclusion of such Section.

     2. Representations and Warranties of the Borrowers. The Company represents and warrants that:

          (a) The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action and that this Agreement is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

          (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date; and

          (c) After giving effect to this Agreement, no Default or Unmatured Default has occurred and is continuing.

     3. Amendment Fee. In consideration of the execution of this Agreement by the Agent and the Lenders, the Company hereby agrees to pay to each Lender which executes this Agreement on or prior to 12:00 P.M. (New York City time) on December 20, 2001 a fee (the "Amendment Fee") in an amount equal to such Lender's Revolving Commitment multiplied by 0.05%.

     4. Conditions to Effectiveness of Agreement. This Agreement shall become effective on the date (the "Effective Date") each of the following conditions precedent is satisfied:

          (a) Execution and Delivery. The Company, the Agent and the Majority Lenders shall have executed and delivered this Agreement.

          (b) No Defaults. After giving effect to this Agreement, no Unmatured Event of Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

          (c) Representations and Warranties. After giving effect to the amendments contemplated by this Agreement, the representations and warranties of the Company contained in this Agreement, the Credit Agreement and other Loan Documents shall be true and correct in all respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

          (d) Payment of Amendment Fee. The Company shall have paid the Amendment Fee in full to the Agent for ratable distribution to the Lenders that have executed and delivered this Agreement on or prior to 12:00 P.M. (New York City time) on December 20, 2001; provided, however, that the Amendment Fee shall be payable only in the event that this Agreement has been executed by the Persons described in Section 4(a) above.

          (e) General. The Agent shall have received such other documents, Certificates and opinions, as it may reasonably require.

     5. Reference to and Effect Upon the Credit Agreement.

          (a) Upon the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended and restated hereby and the Credit Agreement is amended as set forth herein and is hereby restated in its entirety to read as set forth in the Credit Agreement with the amendments specified herein.

          (b) Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and are hereby ratified and confirmed in all respects.

          (c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.

     6. Costs and Expenses.  The Company  hereby  affirms its  obligation  under
Section 11.04 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Agreement, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

     7.  Counterparts.   This  Agreement  may  be  executed  in  any  number  of
counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                            (signature pages follow)



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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed by their respective officers thereunto duly authorized as of the date above first written.

                                         COMPX INTERNATIONAL INC., a Delaware
                                          corporation

                                By:      /s/ Stuart M. Bitting
                                         ---------------------------------------

                                Name:    Stuart M. Bitting
                                         ---------------------------------------

                                Title:   VP, CFO & Treasurer
                                         ---------------------------------------


                                        BANKERS TRUST COMPANY, individually as a
                                         Lender and as Agent


                                By:       /s/ Robert Telesca
                                          --------------------------------------

                                Name:     Robert Telesca
                                          --------------------------------------

                                Title:    Vice President
                                          --------------------------------------


                                         FIRST UNION NATIONAL BANK,
                                          As a Lender


                                By:       /s/ Thomas F. Snider
                                          --------------------------------------

                                Name:     Thomas F. Snider
                                          --------------------------------------

                                Title:    Vice President
                                          --------------------------------------


                                        WACHOVIA BANK, N.A. as a Lender


                                By:        /s/ Lee R. Gray
                                           -------------------------------------

                                Name:      Lee R. Gray
                                           -------------------------------------

                                Title:     Senior Vice President
                                           -------------------------------------